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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

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                         AMENDMENT NO. 1 TO FORM 8-K
                 (AMENDING FORM 8-K FILED ON APRIL 18, 2002)

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) APRIL 11, 2002

                       APPLIED DIGITAL SOLUTIONS, INC.
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           (Exact name of registrant as specified in its charter)


            MISSOURI                   000-26020              43-1641533
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  (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)       Identification No.)

      400 ROYAL PALM WAY, SUITE 410, PALM BEACH, FLORIDA         33480
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      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:     (561) 805-8000






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On April 18, 2002, the Registrant, Applied Digital Solutions, Inc., filed a
Current Report on Form 8-K dated April 11, 2002, reporting that its Board of Directors had decided to transition its audit work to another firm and dismissed PricewaterhouseCoopers, LLP and selected Grant Thornton LLP as its new independent accountants. By this amendment, the Registrant is filing as an exhibit the letter received from PricewaterhouseCoopers LLP addressed to the SEC as required by Regulation S-K Item 304 (a) 3.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.

          (16) Letter from PricewaterhouseCoopers LLP.








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                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       APPLIED DIGITAL SOLUTIONS, INC.

Date:  April 22, 2002                  By:   /S/ Evan C. McKeown
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                                             Evan C. McKeown
                                             Chief Financial Officer